EXHIBIT 10.3
DUTCH PLEDGE AGREEMENT

dated November 5, 2018

Frank's International C.V.,
Frank's International LP B.V.,
Frank's International Partners B.V.,
Frank's International N.V. and
Frank's International Management B.V.
as Pledgors

and

JPMorgan Chase Bank, N.A.
as Pledgee

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TABLE OF CONTENTS

1	DEFINITIONS AND INTERPRETATION	1
2	AGREEMENT AND CREATION OF PLEDGE	6
3	REPRESENTATIONS AND WARRANTIES	8
4	UNDERTAKINGS	9
5	AUTHORITY TO COLLECT AND TO REQUIRE POSSESSION	10
6	ENFORCEMENT	11
7	APPLICATION OF PROCEEDS	12
8	CANCELLATION	12
9	LIABILITY	12
10	COSTS	12
11	POWER OF ATTORNEY	12
12	MISCELLANEOUS	13
13	GOVERNING LAW AND JURISDICTION	14

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THIS AGREEMENT is dated November 5, 2018 and made among:

1.	THE ENTITIES listed in Schedule 1 (Pledgors) as pledgors (the "Pledgors" and each a "Pledgor"); and

2.	JPMORGAN CHASE BANK, N.A. as pledgee (the "Pledgee").

WHEREAS

(A)
Reference is made to the credit agreement, dated as of November 5, 2018, among, inter alia, Frank's International C.V., Frank's International, LLC and Blackhawk Group Holdings, LLC as Borrowers, the other Pledgors as Loan Parties, the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto and the Pledgee as Administrative Agent and Issuing Bank (each as defined therein) (the "Credit Agreement").

(B)	Each Loan Party, including each Pledgor, has or will have monetary payment obligations to the Secured Parties under or in connection with the Credit Agreement.

(C)
To enable the Pledgee to hold security governed by the laws of the Netherlands for the benefit of the Secured Parties, each Loan Party, including each Pledgor, has undertaken or will undertake to pay to the Pledgee, acting in its own name and not as representative of or trustee for the Secured Parties, amounts equal to the amounts due in respect of the Corresponding Liabilities from time to time.

(D)	Each Pledgor wishes to create a pledge over its Collateral in favour of the Pledgee to secure payment of the Parallel Liability.

(E)	The Pledgee enters into this Agreement as Administrative Agent under the Credit Agreement and for the benefit of the Secured Parties, but not as representative of or trustee for the Secured Parties.

IT IS AGREED as follows

1	DEFINITIONS AND INTERPRETATION

1.1	Definitions Credit Agreement
Unless otherwise defined in this Agreement, capitalised terms and expressions defined in the Credit Agreement have the same meanings when used in this Agreement.

1.2	Definitions

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In this Agreement:

"Administrative Agent"	has the meaning given to that term in the Credit Agreement.
"Agreement"	means this Dutch Pledge Agreement.
"Bank Account"
means:
a. any bank account held by a Pledgor and listed in
Schedule 3 (Receivables) as a "Bank Account" under
the heading "Banks"; and
b. any other present and future bank account held by a
Pledgor with a Bank,
in each case excluding accounts in which securities are held and Excluded Bank Accounts.

"Bank Consent Letter"	means a bank consent letter substantially in the form of Schedule 5 (Bank Consent Letter), or any other form agreed between the Pledgee and the relevant Pledgor.
"Bank Receivables"	means all present and future rights of a Pledgor against a Bank which are or may at any time be reflected in the balance of any Bank Account of that Pledgor with that Bank.
"Bank"	means: c. any person listed in Schedule 3 (Receivables) as a "Bank"; and d. any other bank with which a Pledgor opens or maintains a bank account in the Netherlands.
"Business Day"	has the meaning given to that term in the Credit Agreement.
"Clause"	means a clause in this Agreement.
"Collateral"	means any or all of: a. the Movables; and b. the Receivables, including dependent rights and ancillary rights and all other rights attached thereto.
"Corresponding Liabilities"	has the meaning given to that term in the Credit Agreement.
"Credit Agreement"	has the meaning given to this term in the recitals to this Agreement.
"Enforcement Event"	means an Event of Default which is continuing and has resulted in a default as referred to in section 3:248 NCC with respect to the Secured Obligations.
"Event of Default"	has the meaning given to that term in the Credit Agreement.

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"Excluded Bank Accounts"
means (i) any Deposit Accounts used solely for trust, payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of any Loan Party or any of its Subsidiaries, (ii) zero balance accounts, (iii) trust accounts, or (iv) the Excluded Deposit Accounts and any bank account with respect to which the Administrative Agent has confirmed in writing that it qualifies as an Excluded Deposit Account (as defined in the Credit Agreement).

"Excluded Deposit Accounts"
any bank account listed in Schedule 3 (Receivables) as an "Excluded Deposit Account", to be agreed between the Pledgors and the Pledgee in accordance with (iv) of the definition of Excluded Deposit Account in the Credit Agreement.

"Excluded Letter of Credit Rights"
Letter of Credit Rights the value of which, in relation to each individual letter of credit, does not exceed USD 250.000 (two hundred fifty thousand United States Dollars) or its equivalent in euro, provided that the total value of Letter of Credit Rights of the Pledgors jointly does not exceed in aggregate at any time USD 500.000 (five hundred thousand United States Dollars) or its equivalent in euro.

'Excluded Tort Claims"
all present and future rights of a Pledgor against any debtor under or in connection with a tort claim (vordering uit
onrechtmatige daad) which claim has a value
which does not exceed USD 500.000 (five hundred
thousand United States Dollars) or its equivalent in euro,
provided the total value of all tort claims (other than the
claims under (i) of this definition) does not exceed in aggregate at any time USD 750.000 (seven hundred fifty thousand Unites States Dollar).

"Excluded Receivables"
means (a) any present or future rights of a Pledgor against any debtor under or in connection with any agreement, lease, permit or license agreement, in each case, to the extent that and for so long as the creation of a pledge on such rights would (i) under the express terms thereof, result in a breach of the terms thereof or constitute a default thereunder, (ii) under the express terms thereof, create a right of termination in favor of any party thereunder (other than a Pledgor), (iii) would require the consent of a Governmental Authority, (iv) violate any Requirement of Law, in each case for the foregoing subclauses (i), (ii), (iii) and (iv), other than to the extent such term has been waived by the applicable party or Governmental Authority, as applicable, provided that immediately upon the ineffectiveness, lapse or termination or any such express term, such asset shall automatically cease to constitute "Excluded Receivable"; (b) Excluded Tort Claims; and (c) Excluded Letter of Credit Rights.

"Group Company"	means any person forming part of the Group.

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"Group"	has the meaning given to that term in the Credit Agreement.
"Insurance Company"	means any person which enters into an insurance policy with a Pledgor.
"Insurance Policy"	means any present and future insurance policy entered into by a Pledgor with an Insurance Company.
"Insurance Receivables"	means all present and future rights of a Pledgor against an Insurance Company under or in connection with an Insurance Policy.
"Intercompany Receivables"	means all present and future rights of a Pledgor against a Group Company.
"Letter of Credit Rights"	any present and future rights of a Pledgor to receive payment under a letter of credit
"Loan Document"	has the meaning given to that term in the Credit Agreement.
"Loan Party"	has the meaning given to that term in the Credit Agreement.
"Movables"
means all present and future movable assets, including equipment, stock and inventory, owned (whether fully or conditionally) by a Pledgor including the Movables kept at the locations listed below in Schedule 2 (Movables).

"NCC"	means the Netherlands Civil Code (Burgerlijk Wetboek).
"Parallel Liability"	has the meaning given to that term in the Credit Agreement.
"Party"	means a party to this Agreement.
"Pledge"	means any pledge created and, to the extent applicable, purported to be created under this Agreement or any Supplemental Pledge Agreement.
"Receivables"
means all:
a. Bank Receivables;
b. Insurance Receivables;
c. Intercompany Receivables; and
d. all other present and future rights of a Pledgor against any debtor under or in connection with any legal relationship,
whether contractual or non-contractual,
in each case, other than Excluded Receivables.

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"Relevant Date"
any day on which:
i. a Pledgor opens a Bank Account;
ii. a person becomes a Group Company; and
iii. a Pledgor enters into an Insurance Policy;
the aggregate total value of the Letter of Credit
Rights of the Pledgors jointly exceeds USD
500.000 (five hundred thousand United States
Dollars) or its equivalent in euro; and
v. the total value of all tort claims (other than the
claims under (i) of the definition Excluded Tort
Claims) of the Pledgors jointly exceeds USD
750.000 (seven hundred fifty thousand Unites
States Dollar).

"Schedule"	means a schedule to this Agreement.
"Secured Obligations"
means all monetary payment obligations (verbintenis tot betaling van een geldsom), whether present or future, actual or contingent owed from time to time to the Pledgee under or in connection with the Parallel Liability.

"Secured Party"	has the meaning given to that term in the Credit Agreement.
"Supplemental Pledge Agreement"	means a pledge agreement substantially in the form of Schedule 4 (Form of Supplemental Pledge Agreement), or any other form the Pledgee may deem appropriate.

1.3    Construction

a.
This Agreement is entered into between the Pledgee on the one hand and each of the Pledgors on the other hand for efficiency purposes and shall be construed so as to constitute a separate pledge agreement between the relevant Pledgor on the one hand and the Pledgee on the other hand.

b.	A reference to any asset, legal relationship or obligation shall, where the context so permits, be construed as a reference to any present or future asset, legal relationship or obligation.

c.	A reference to the "Pledgee" or a "Pledgor" shall be construed to include its respective successors or assigns.

d.	A reference to an agreement is a reference to such agreement as from time to time amended, restated, supplemented or otherwise modified.

e.	The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation" and corresponding derivative expressions.

f.	The words "dispose", "disposal" and "disposition" include the creation of a pledge, mortgage or other in rem right or interest.

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g.
The words used in this Agreement to describe legal concepts, although in English, refer to Netherlands legal concepts only and the interpretation of those words under the laws of any country other than the Netherlands is to be disregarded.

1.4    Dutch Security Agreement
This Agreement, any Supplemental Pledge Agreement and any Bank Consent Letter is a Dutch Security Agreement.

2    AGREEMENT AND CREATION OF PLEDGE
2.1    Agreement to pledge Collateral
Each Pledgor hereby agrees to pledge to the Pledgee, on the terms of this Agreement all its Collateral.
2.2    Creation of pledge over Collateral
As security for the payment when due of the Secured Obligations, each Pledgor hereby pledges to the Pledgee, where applicable and to the extent permitted by law in advance, all its Collateral. The Pledgee, where applicable and to the extent permitted by law in advance, hereby accepts such rights of pledge.
2.3    Supplemental Pledge Agreement
a.    Each Pledgor shall enter into a Supplemental Pledge Agreement:
i.        on the last Business Day of each calendar quarter;

ii.	at the first reasonable request of the Pledgee submitted in writing to such Pledgor;
iii.    on each Relevant Date; and

iv.	after the occurrence of an Event of Default which is continuing, at such other intervals or times as the Pledgee in its sole discretion may deem appropriate, and notified to such Pledgor.
The above obligations are without prejudice to the Pledgee's authority under Clause 11 (Power of attorney) to execute a Supplemental Pledge Agreement itself on behalf of any Pledgor at such intervals or times as it deems appropriate.
Registration
a.    Each Pledgor shall:

i.
immediately upon signing this Agreement or any Supplemental Pledge Agreement, submit this Agreement or such Supplemental Pledge Agreement for registration with the office of the Dutch tax authorities in Rotterdam in accordance with the 1970 Registration Act (Registratiewet 1970), and provide the Pledgee with a copy of each request for Registration; and

ii.	with respect to each such request, provide the Pledgee without delay with evidence that registration has been completed.

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b.	The above obligations are without prejudice to the Pledgee's power by law to effectuate registration itself.
2.5    Notification - Bank Receivables

a.	Each Pledgor shall promptly upon opening a Bank Account, notify the Bank of the Pledge by means of a Bank Consent Letter and provide the Pledgee with a copy of such Bank Consent Letter.

b.
Each Pledgor shall make reasonable endeavours to ensure that each Bank at which it opens a Bank Account gives its consent to the Pledge over the Bank Receivables owed by that Bank to the Pledgor by countersigning a Bank Consent Letter, and shall provide the Pledgee with a copy of each such duly countersigned Bank Consent Letter within 10 (ten) Business Days of opening such new Bank Account.

c.	The Pledgee hereby in advance accepts each Pledge created pursuant to any Bank Consent Letter and any stipulations made for its benefit in any Bank Consent Letter.
2.6    Parties' intent

a.
Each Pledgor confirms that the relevant Pledge is intended to extend and shall extend to the amount of the Secured Obligations from time to time notwithstanding any subsequent amendments or other modifications thereto (however fundamental) or to any Loan Document and/or variation, increase or addition of or to any facility or amount made available under any Loan Document and notwithstanding any other event that may affect the Secured Obligations:

i.
including any rescheduling of indebtedness under any facility, any accession of a party to or retirement of a party from any Loan Document, any deferral or redenomination of any amount owing under any Loan Document, any change in the purpose for which any facility or amount is made available, any addition of a new facility, any increase of the amount of a facility, or any increase in the margin, fee or commission or any other amount owing or accruing under any Loan Document; and

ii.
irrespective of whether the purpose of that amendment, restatement. supplement or modification is to carry out business acquisitions of any nature, to increase working capital, to enable distributions to be made to shareholders, to carry out restructurings, to refinance existing facilities, to refinance any other indebtedness, to make facilities available to new borrowers, or any other purpose;

and shall likewise extend to any fees, costs and/or expenses associated with any such amendment, restatement, supplement or modification.

b.
Each Pledgor and the Pledgee confirm and agree that, to the extent the Secured Obligations are transferred to a Pledgor or any other person by way of subrogation or otherwise, it is intended that the Pledges shall not secure the Secured Obligations

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so transferred and that such Pledgor nor any other person shall have the benefit of the Pledge or any rights of the Pledgee under this Agreement to the extent related to the Secured Obligations so transferred.

c.
Paragraph b. shall not apply if the Pledgee transfers its rights under the Parallel Liability to a successor Administrative Agent (the "New Agent") in accordance with the terms of the Loan Documents and each Pledgor and the Pledgee confirm and agree that if the Pledgee transfers its rights under the Parallel Liability to a New Agent in accordance with the terms of the Loan Documents, it is intended that, to the extent possible under the laws of the Netherlands:

i.	the New Agent will have the benefit of the Pledge and any rights of the Pledgee under this Agreement as if it were the original Pledgee;

ii.	claims of the New Agent arising after the date of such transfer and falling within the definition of Secured Obligations will be secured by the Pledge;

iii.
Collateral acquired by a Pledgor after the date of such transfer will be subject to the Pledge (and each Pledgor agrees and confirms that any Pledge created by that Pledgor in advance will be deemed to have been created also for the benefit of such New Agent); and

iv.
any power of attorney or waiver granted by a Pledgor to the Pledgee under this Agreement will be deemed to have been created also for the benefit of such New Agent and can be enforced against that Pledgor by the New Agent.

d.
It is the Parties' intention that this Agreement creates security interests over the Collateral under the laws of the Netherlands. However, if a court outside the Netherlands holds that pursuant to a rule of private international law applied by that court, the laws of any other jurisdiction apply to the creation and validity of a security interest over any of the Collateral under this Agreement, then the security interest over such Collateral is intended to be created under the laws of that other jurisdiction as well.

3    REPRESENTATIONS AND WARRANTIES
Each Pledgor represents and warrants to the Pledgee that on the date of this Agreement or as applicable the date of a Supplemental Pledge Agreement:

a.	it has title to its Collateral and full power to dispose of and encumber its Collateral;

b.	except as permitted under the Credit Agreement, its Collateral is not subject to any limited right or other encumbrance and no offer has been made or agreement

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entered into to transfer or encumber, whether or not in advance, that Collateral and no attachment has been levied on its Collateral;

c.	the information set out in Schedule 2 (Movables) and Schedule 3 (Receivables) is complete and correct; and

d.
its Collateral is freely transferable and capable of being pledged with respect to Bank Receivables subject to receipt of a countersigned Bank Consent Letter to the extent such consent is required to create a pledge over those Bank Receivables.

UNDERTAKINGS
4.1    Information
At the Pledgee's first reasonable request and in such form as the Pledgee may designate, each Pledgor shall, subject to the terms of the Credit Agreement, provide all information, evidence and documents relating to its Collateral which the Pledgee deems necessary to exercise its rights under this Agreement. If requested by the Pledgee, each Pledgor shall update the information set out in Schedule 2 (Movables) and Schedule 3 (Receivables).
4.2    Duty to notify

a.	Each Pledgor shall notify the Pledgee immediately of any circumstance of which it becomes aware which could adversely affect the Pledge or the value of its Collateral, including if:

i.	an attachment is levied on its Collateral and/or any claim is made or notice is given by any third party with respect to its Collateral;

ii.	an application being filed for any of the Pledgors' bankruptcy, or for the granting of a suspension of payments;

iii.	any Pledgor is declared bankrupt or is granted a suspension of payments or provisional suspension of payments; or

iv.	an event analogous to any of the above occurring under the laws of any other jurisdiction.

b.
Each Pledgor shall immediately inform in writing persons such as a liquidator in bankruptcy, an administrator of a Pledgor in a (preliminary) suspension of payments or persons making an attachment, of the existence of the rights of the Pledgee pursuant to this Agreement.

4.3    Further assurances
At the Pledgee's request, each Pledgor shall, at its own expense, provide any assurances to, or for the benefit of, the Pledgee and perform all acts that the Pledgee reasonably considers necessary for the creation or protection of a Pledge or to exercise or have the

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full benefit of its rights under or in connection with this Agreement (including the right to enforce these rights). Each Pledgor also agrees to take any and all action to defend title to its Collateral against any party and to defend the Pledge and the priority thereof against any pledge not created or purported to be created under this Agreement.
4.4    Waiver of limitations or prohibitions to pledge
Without prejudice to Clause 2.5 (Notification - Bank Receivables), each Pledgor shall use its reasonable endeavours to obtain a waiver from any debtor of receivables of any limitations or prohibitions to pledge any such receivables, to the extent the relevant legal relationship with such debtor contains such limitations or prohibitions.
4.5    Undertakings applicable to Movables
None of the Pledgors shall keep its Movables at a Material Inventory Location (as defined in the U.S. Pledge and Security Agreement) other than a location notified to the
Pledgee.

4.6    Undertakings applicable to securities accounts
Each Pledgor shall promptly upon opening a securities account with a bank or other financial institution in the Netherlands procure that such account is subject to a Pledge and perform all acts that the Pledgee reasonably considers necessary for the creation or protection of a Pledge.

5.    AUTHORITY TO COLLECT AND TO REQUIRE POSSESSION
5.1    Authority to collect Receivables

a.	Each Pledgor may collect its Receivables in the ordinary course of its business, to the extent permitted under the Loan Documents and provided payments are received in a Bank Account.

b.
Upon the occurrence and during the continuance of an Event of Default, the Pledgee may notify any debtor of the Pledge and of the Pledgee's sole authority to collect the Receivables owed by that debtor, and instruct that debtor to make all further payments of Receivables into a bank account designated by the Pledgee.

c.
Following the exercise by the Pledgee of its rights under b., the relevant Pledgors may no longer collect the relevant Receivables and the Pledgee shall be solely authorised to collect such Receivables. The Pledgee's authority to collect Receivables includes the right or authority to demand, by legal proceedings or otherwise, payment by the debtor of that Receivable and the Pledgee is hereby authorised to enter into compromises, settlements and other agreements with that debtor, to grant a discharge in respect of a Receivable and to exercise all other rights of a Pledgor in connection with such Receivables (including causing any or all of them to be due and payable). Each Pledgor hereby undertakes not to take any of the actions described in the previous sentence following the exercise by the Pledgee of its rights under b.i. or b.ii.

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d.	Each Pledgor hereby waives in advance any right it may have under section 3:246(4) NCC.
5.2    Authority to require possession of Movables
Upon the occurrence and during the continuance of an Event of Default:

a.
the Pledgee shall have the right to enter any location where Movables are located during business hours and to require that the Movables be brought into its possession or the possession of a third party appointed by it for this purpose; and

b.
the Pledgee is authorised (but not obliged) to discharge any outstanding claims of any supplier of Movables to a Pledgor, and to enter into compromises, settlements and other agreements with such supplier on behalf and in the name of that Pledgor. Unless with the prior approval of the Pledgee, each Pledgor hereby undertakes not to take any of the actions described in the previous sentence (other than discharging any outstanding claims of any supplier in full) following the occurrence of an Event of Default which is continuing. Each Pledgor and the Pledgee hereby agree that in case of discharge of the claim of a supplier as a result of a payment by the Pledgee, the Pledgee will by operation of law acquire the claim of such supplier vis-à-vis the relevant Pledgor by way of subrogation (as referred to in section 6:150(d) NCC), and that the Pledge will also secure the claim acquired from the supplier as a result of subrogation.

6    ENFORCEMENT
6.1    Enforcement Event

a.	Upon the occurrence of an Enforcement Event, the Pledgee may:

i.	sell any or all of the Collateral in accordance with applicable law and take recourse against the proceeds of sale;

ii.	take recourse against the proceeds of Receivables collected pursuant to paragraph c. of Clause 5.1 (Authority to collect Receivables); and

iii.	exercise any other right, remedy, power or discretion provided by law or this Agreement.

b.	Each Pledgor waives its right to file a request with the court under section 3:251(1) NCC to sell the Collateral in another manner than as provided for in section 3:250 NCC.

c.	The Pledgee shall not be obliged to notify any Pledgor of the sale or of how, where or when it will be or was conducted (as provided for in section 3:249(1) NCC and 3:252 NCC).

d.	The Pledgee is not obliged to first enforce any other security right created under or in connection with the Credit Agreement.

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e.	Each Pledgor hereby irrevocably and unconditionally waives any right it may have or acquire under sections 3:233, 3:234, 6:139 and 6:154 NCC.

7    APPLICATION OF PROCEEDS
The Pledgee shall distribute any amount irrevocably received by it pursuant to enforcement of one or more of the Pledges among the Secured Parties in accordance with the Credit Agreement, subject to mandatory provisions of Netherlands law.

8    CANCELLATION
The Pledgee is entitled to cancel (opzeggen) any Pledge under this Agreement in whole or in part by notice in writing to the relevant Pledgor as provided for in section 3:81(2)(d) NCC.

9    LIABILITY
The Pledgee is not liable to any Pledgor for any loss or damage arising from any exercise of, or failure to exercise, its rights under this Agreement, except for gross negligence or wilful misconduct of the Pledgee.

10    COSTS
The Pledgee may charge all costs, losses, claims and expenses of whatever nature (including legal fees) incurred by it in connection with this Agreement in accordance with the Credit Agreement.

11    POWER OF ATTORNEY

a.
Each Pledgor gives the Pledgee an irrevocable power of attorney, with the right of substitution, to perform all acts, including acts of disposition, on behalf of that Pledgor which in the sole opinion of the Pledgee are necessary in order to:

i.	create any Pledge (including by executing a Supplemental Pledge Agreement as provided for in Clause 2.3 (Supplemental Pledge Agreement)); and/or

ii.
to have the full benefit of any Pledge (including performing any of that Pledgor's obligations under this Agreement and exercising any of that Pledgor's rights to and in connection with its Collateral).

b.	In acting on behalf of a Pledgor pursuant to the power of attorney, the Pledgee may act as counterparty of that Pledgor even in the event of a conflict of interest.

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c.
The Pledgee shall only use the power of attorney described in paragraph a.ii. of this Article, if the relevant Pledgor fails to comply with any of its obligations under or in connection with this Agreement or an Event of Default has occurred which is continuing and in any event after notification thereof in writing by the Pledgee to the relevant Pledgor.

12    MISCELLANEOUS
12.1    No rescission, nullification or suspension
To the extent permitted by law, each Pledgor hereby waives any right it may have at any time:

a.	under sections 6:228 or 6:265 NCC or any other ground (under any applicable law) to rescind or nullify this Agreement or to demand its rescission or nullification in legal proceedings; and

b.	under sections 6:52, 6:262 or 6:263 NCC or any other ground (under any applicable law) to suspend the performance of any obligation under or in connection with this Agreement.
12.2    Transfer of rights and obligations

a.
A Pledgor may not transfer any of its rights and/or obligations under or in connection with this Agreement or its contractual relationship under this Agreement without the Pledgee's prior written consent.

b.
The Pledgee may transfer its contractual relationship under this Agreement in connection with a transfer of its rights under the Parallel Liability to a New Agent in accordance with the Credit Agreement. Each Pledgor hereby, in advance, irrevocably grants its co-operation to such transfer of contractual relationship.

c.	The Pledgee is entitled to provide any transferee or proposed transferee with any information concerning any Pledgor and/or the Collateral in accordance with the Credit Agreement.

d.	Upon a transfer by the Pledgee of any rights in respect of the Parallel Liability, the transferee will become entitled to the Pledge.
12.3    Notice
Any notice or other communication under or in connection with this Agreement must be made in accordance with the Credit Agreement.
12.4    Records and calculations of the Pledgee
The books and records maintained by the Pledgee and any calculation or determination by the Pledgee of the existence and the amount of the Secured Obligations are prima facie evidence within the meaning of section 151 Netherlands Code of Civil Procedure of the existence and the amounts of the Secured Obligations and other matters to which they relate.

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12.5    Partial invalidity
If, at any time, any provision of this Agreement is or becomes illegal, invalid or unenforceable with respect to any Party in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision with respect to any other Party, nor the legality, validity or enforceability of the remaining provisions with respect to that Party or any other Party under the law of any other jurisdiction will in any way be affected or impaired.
12.6    Execution and amendments

a.
This Agreement shall become binding on a Pledgor as soon as it has been signed by that Pledgor and the Pledgee. The obligations of that Pledgor under this Agreement shall not be limited or affected in any way by the absence of the signature of any other Pledgor.

b.	This Agreement and any Supplemental Pledge Agreement may be signed in any number of counterparts.

c.	This Agreement may only be amended by a written agreement.
12.7    No implied waiver and no forfeiture

a.	Any waiver under this Agreement must be made by giving written notice to that effect.

b.
Where the Pledgee does not exercise any right under or in connection with this Agreement (which includes the granting by the Pledgee to a Pledgor of an extension of time in which to perform its obligations under any of these provisions), this will not constitute a waiver or forfeiture of that right.

c.	The rights of the Pledgee under this Agreement supplement any other right that the Pledgee may have under Netherlands law or any other law.
12.8    No fiduciary duty
This Agreement does not create any duty of care or other fiduciary duty under any law of the Pledgee vis-à-vis any Secured Party and does not create any rights for such Secured Party with respect to the Pledgee, and no Secured Party or any other third party can derive any rights from this Agreement vis-à-vis the Pledgee.
13    GOVERNING LAW AND JURISDICTION

a.	This Agreement (including the submission to jurisdiction pursuant to paragraph c. of this Clause) and the Pledge is governed by the laws of the Netherlands.

b.
If a Pledgor is represented by an attorney in connection with the signing and/or execution of this Agreement or any other agreement, deed or document referred to in this Agreement or made pursuant to this Agreement, it is hereby acknowledged and accepted by each other Party that the existence and extent of the attorney's authority and the effects of the attorney's exercise or purported exercise of his or her authority shall be governed by the laws of the Netherlands.

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c.
The courts of Amsterdam, the Netherlands have exclusive jurisdiction to settle any dispute arising from or in connection with this Agreement or any Supplemental Pledge Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any Supplemental Pledge Agreement). As a result, the Pledgee shall not be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by law, the Pledgee may take concurrent proceedings in any number of jurisdictions.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

[signature page follows]

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SIGNATURES

THE PLEDGORS

Frank's International Management B.V., acting as the managing partner for and on behalf of Frank's International C.V.

/s/ Kyle McClure
By: Kyle McClure
Title: Authorised signatory

Frank's International LP B.V.

/s/ Kyle McClure
By: Kyle McClure
Title: Authorised signatory

Frank's International N.V.

/s/ Kyle McClure
By: Kyle McClure
Title: Authorised signatory

Frank's International Partners B.V.

/s/ Kyle McClure
By: Kyle McClure
Title: Authorised signatory

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Frank's International Management B.V.

/s/ Kyle McClure
By: Kyle McClure
Title: Authorised signatory

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THE PLEDGEE

JPMorgan Chase Bank, N.A.

/s/ Jorge Diaz Granados
By: Jorge Diaz Granados
Title: Authorized Officer

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SCHEDULE 1
PLEDGORS

Name of Pledgor	Trade register number (or equivalent, if any)
Frank's International C.V.	58482067
Frank's International LP B.V.	50802070
Frank's International Partners B.V.	70213631
Frank's International N.V.	34241787
Frank's International Management B.V.	50802275

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SCHEDULE 2
MOVABLES

Locations of Movables in the Netherlands

Pledgor	Location(s)	[Landlord]/[Custodian]	[Lease]/[Warehouse]
Frank's International C.V.	Location(s): Mastenmakersweg 1, 1786 PB Den Helder, the Netherlands	Location owned by: Frank's International LP B.V.
Frank's International LP B.V.	Location(s): Mastenmakersweg 1, 1786 PB Den Helder, the Netherlands	Location owned by: Frank's International LP B.V.
Frank's International Partners B.V.	Location(s): Mastenmakersweg 1, 1786 PB Den Helder, the Netherlands	Location owned by: Frank's International LP B.V.
Frank's International N.V.	Location(s): Mastenmakersweg 1, 1786 PB Den Helder, the Netherlands	Location owned by: Frank's International LP B.V.
Frank's International Management B.V.	Location(s): Mastenmakersweg 1, 1786 PB Den Helder, the Netherlands	Location owned by: Frank's International LP B.V.

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SCHEDULE 3
RECEIVABLES

Debtors

Banks
Name of Pledgor/account holder	Bank	Bank Account
Frank's International C.V.	Name: [●] Address: [●] Fax number: [●] Attn: [●]	Bank Account(s): None at the date of this Agreement
Frank's International LP B.V.	Name: [●] Address: [●] Fax number: [●] Attn: [●]	Bank Account(s): None at the date of this Agreement
Frank's International Partners B.V.	Name: [●] Address: [●] Fax number: [●] Attn: [●]	Bank Account(s): None at the date of this Agreement
Frank's International N.V.	Name: [●] Address: [●] Fax number: [●] Attn: [●]	Bank Account(s): None at the date of this Agreement
Frank's International Management B.V.	Name: [●] Address: [●] Fax number: [●] Attn: [●]	Bank Account(s): None at the date of this Agreement

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Excluded Deposit Account
Name of Pledgor/account holder	Bank	Bank Account
Frank's International C.V.	Name: [●] Address: [●] Fax number: [●] Attn: [●]	Bank Account(s): None at the date of this Agreement
Frank's International LP B.V.	Name: [●] Address: [●] Fax number: [●] Attn: [●]	Bank Account(s): None at the date of this Agreement
Frank's International Partners B.V.	Name: [●] Address: [●] Fax number: [●] Attn: [●]	Bank Account(s): None at the date of this Agreement
Frank's International N.V.	Name: [●] Address: [●] Fax number: [●] Attn: [●]	Bank Account(s): None at the date of this Agreement
Frank's International Management B.V.	Name: [●] Address: [●] Fax number: [●] Attn: [●]	Bank Account(s): None at the date of this Agreement

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SCHEDULE 4
FORM OF SUPPLEMENTAL PLEDGE AGREEMENT

To        : [Pledgee]
Address    : [●]
Fax number    : [●]
Attn.        : [●]

Date: [●]

Ladies and Gentlemen,

Reference is made to the Dutch Pledge Agreement dated [●] between yourself as Pledgee (as defined in that Agreement) and the undersigned as Pledgor (the "Agreement").

1.
The provisions of the Agreement apply mutatis mutandis to this Supplemental Pledge Agreement and are included in this Supplemental Pledge Agreement by means of cross-reference. Capitalised terms in this Supplemental Pledge Agreement have the meanings ascribed to them in the Agreement.

2.
As security for the payment when due of the Secured Obligations, we hereby pledge to the Pledgee, where applicable and to the extent permitted by law in advance, all our Collateral that has not previously been validly pledged under or pursuant to the Agreement or any Supplemental Pledge Agreement in accordance with the terms of the Agreement.

3.
We hereby repeat the representations and warranties set out in Clause 3 (Representations and Warranties) of the Agreement with respect to the Collateral purported to be pledged under this Supplemental Pledge Agreement, in each case by reference to the facts and circumstances now existing.

4.	We shall submit this Supplemental Pledge Agreement for registration in accordance with Clause 2.4 (Registration) of the Agreement.

5.	This Supplemental Pledge Agreement shall be governed by the laws of the Netherlands.

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Yours faithfully,

[Pledgor]

______________	_______________

By:	By:

Title: Authorised Signatory	Title: Authorised Signatory

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SCHEDULE 5
FORM OF BANK CONSENT LETTER

[Bank] (''Bank'')
Address    :    [●]
Fax number    :    [●]
Email address    :     [●]
Attn.        :    [●]*
CC        : [Pledgee]

Date: [●]

Ladies and Gentlemen:

With this letter we notify you of the right of pledge (the "Pledge") that we [will create]/[created] in favour of JPMorgan Chase Bank, N.A. (the "Pledgee") over our present and future rights against you in connection with the bank account(s) with number(s) [●] maintained with you and any other present and future accounts maintained with you (the "Bank Receivables").

The Pledge [will be created] / [was created] pursuant to a Dutch Pledge Agreement dated [●] between [among others] the Pledgee and the undersigned as pledgor (the "Agreement").

We understand that pursuant to the general banking conditions (Algemene Bankvoorwaarden) you have a higher ranking pledge on the Bank Receivables as well as a right of set-off.

We ask you to kindly countersign this letter to:

acknowledge and consent to the Pledge;
undertake for the benefit of the Pledgee, until the termination of the Pledge in accordance with the terms thereof, not to exercise your right of pledge or right of set-off other than in relation to account charges or fees in connection with the maintenance or administration of the Bank Receivables or the execution of payment orders or the performance of other instructions with respect to the Bank Receivables;

and return the countersigned letter to us.

Under the Agreement, we will remain authorised to dispose over the bank account(s) and to collect all other receivables from you until the Pledgee or we notify you that this authorisation has terminated, at which time the Pledgee or we will instruct you as to the bank account into which further payments are to be made. By countersigning this letter, you undertake for the benefit of the Pledgee that upon receipt of such notice, you will block the bank account(s) where the Bank

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Receivables are administrated, including any future credit entries, and will comply with written notices or instructions with respect to the Bank Receivables received from the Pledgee, provided always that you will have the right of set-off and/or to collect the Bank Receivables on the basis of the higher ranking right of pledge in respect of the account, charges and/or fees referred to under b. above prior to any payment being made to the Pledgee.

To the extent required to create a pledge over the Bank Receivables this letter shall serve as a supplemental pledge agreement, therefore we hereby pledge to the Pledgee as security for the payment when due of the Secured Obligations (as defined in the Agreement), where applicable in advance, all our Bank Receivables, in accordance with the terms of the Agreement.

This letter is governed by and construed in accordance with Dutch law. By countersigning this letter you agree that the courts in Amsterdam, the Netherlands, have exclusive jurisdiction to settle any dispute arising out of or in connection with this letter.

Thank you for your cooperation.

Yours faithfully,

[Pledgor]

______________	_______________

By:	By:

Title:	Title:

[Bank]

______________	_______________

By:	By:

Title: Authorised signatory	Title: Authorised signatory

Date:	Date:

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